SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 8, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                           NEXTPATH TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                            114 South Churton Street
                                    Suite 101
                            Hillsborough, N.C. 27278
                    (Address of principal executive offices)

                                  919/644-0600
                               919/644-1115 (fax)
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name and former address, if changed since last report)

     Nevada                         000-26425                84-1402416
     (State or other                (Commission              (I.R.S. Employer
     jurisdiction of                File Number)             Identification No.)
     incorporation)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a)(1)  NextPath  Technologies,   Inc.  Crouch,   Bierwolf  &  Chisholm,
                ------------------------------
Certified Public Accountants, whose address is 50 West Broadway, Suite 1130, Salt Lake City, Utah 84101, the independent accountant which was previously engaged as the principal accountant to audit NextPath's financial statements, was dismissed on February 8, 2000 so that NextPath could engage the services of Gray & Northcutt Inc. Crouch, Bierwolf & Chisholm stated in its report on the financial statements of NextPath for the past two years (1997 and 1998) that they were prepared assuming that the Company will continue as a going concern and the report contained the firm's opinion that the Company's recurring operating losses and lack of working capital raise substantial doubt about its ability to continue as a going concern. The decision to change accountants was recommended and approved by the Company's Board of Directors.

        During the Company's two most recent fiscal years, there have not been any disagreements with Crouch, Bierwolf & Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        The Company provided Crouch, Bierwolf & Chisholm with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Crouch, Bierwolf & Chisholm furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. The letter of Crouch, Bierwolf & Chisholm is attached as an exhibit to this Current Report on Form 8-K.

        (a)(2) Epilogue Corporation.  Weinberg & Company, P.A., Certified Public
               ---------------------
Accountants, whose address is 6100 Glades Road, Suite 314, Boca Raton, Florida 33434, the independent accountant which was previously engaged as the principal accountant to the audit financial statements of Epilogue Corporation, with whom NextPath merged on November 12, 1999, was dismissed on February 8, 2000 so that NextPath, as the surviving corporation in the merger, could engage the services of Gray & Northcutt Inc. Weinberg & Company audited the balance sheet of Epilogue Corporation (a development stage company) as of June 7, 1999 and the related statements of operations, changes is stockholder's equity and cash flows for the period from June 4, 1999 (inception) to June 7, 1999. The decision to change accountants was recommended and approved by the Company's Board of Directors.

        There have not been any disagreements with Weinberg & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        The Company provided Weinberg & Company with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Weinberg & Company furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. The letter of Weinberg & Company is attached as an exhibit to this Current Report on Form 8-K.

        (b) On February 8, 2000, Gray & Northcutt, located in Oklahoma City, Oklahoma, was engaged by the Company to audit the consolidated balance sheets of the Company and its wholly-owned subsidiaries. Other than concerning its engagement, the Company has not consulted with Gray & Northcutt Inc. prior to February 8, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter of Crouch, Bierwolf & Chisholm regarding change in certifying accountant.

16.2  Letter of Weinberg & Company regarding change in certifying accountant.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEXTPATH TECHNOLOGIES, INC.

                                      By /s/ James R. Ladd
                                        ---------------------------------------
                                        James R. Ladd, President

Date:  February 12, 2000

                          CROUCH, BIERWOLF & CHISHOLM
                          Certified Public Accountants
                          50 West Broadway, Suite 1130
                           Salt Lake City, Utah 84101

    A Partnership of                                  Office (801) 363-1175
Professional Corporations                               Fax (801) 363-0615
 Brent E. Crouch, CPA, PC                          Brent's Mobile (801) 916-1999
 Nephi J. Bierwolf, CPA, PC                        Nephi's Mobile (801) 971-0405
 Todd D. Chisholm, CPA, PC                          Todd's Mobile (801) 898-2222





February 8, 2000

Securities and Exchange Commission
Washington, DC 20549


Dear SEC,

     Crouch, Bierwolf & Chisholm agrees with the follow statements as contained in the form 8-K dated February 8, 2000 for Nextpath Technologies, Inc.:

     During the Company's two most recent fiscal years, there have not been any disagreements with Crouch, Bierwolf & Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Sincerely,



By /s/ Crouch, Bierwolf & Chisholm
   -------------------------------
Crouch, Bierwolf & Chisholm

WEINBERG & COMPANY, P.A.
------------------------

                               February 10, 2000



Securities and Exchange Commission
450 5th Street NW
Washington, DC 20549

                RE: EPILOGUE CORPORATION - FILE NUMBER 005-57081
                ------------------------------------------------

To Whom It May Concern:

We were previously the principal accountants for Epilogue Corporation and, under the date of June 11, 1999 we reported on the financial statements of Epilogue Corporation as of June 7, 1999. On February 8, 2000, our appointment as principal accountant was terminated. We have read NextPath Technologies, Inc.'s (successor to Epilogue Corporation) statements included under Item 4 of the Form 8K dated February 8, 2000, and we agree with such statements.

                                        Very truly yours,

                                        By /s/Weinberg & Company, P.A.
                                           ---------------------------
                                        WEINBERG & COMPANY, P.A.






  Town Executive Center                                1875 Century Park East
6100 Glades Road, Suite 314                                  Suite 700
 Boca Raton, Florida 33434                         Los Angeles, California 90067
  Telephone (561) 487-5765                            Telephone (310) 407-5450
  Facsimile (561) 587-5766                            Facsimile (310) 407-5451

             Email: weinacctg@aol.com, Website: www.cpaweinberg.com
    American Institute of CPA's, Division for CPA Firms SEC Practice Section